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                                                                    Exhibit 10.6

                                                                [Execution Copy]



                                       January 23, 2001

The Prudential Insurance Company of North America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX  75201
Attention:  Managing Director

U.S. Private Placement Fund
Prudential Private Placement Investors, Inc.
Four Gateway Center
100 Mulberry Street
Newark, NJ  07102-4069

Teachers Insurance and Annuity
  Association of America
730 Third Avenue
New York, New York 10017
Attention:  Securities Division, Private Placements

CIG & Co.
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division - S-307

United of Omaha Life Insurance Company
Mutual of Omaha Insurance Company
Companion Life Insurance Company
United World Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE  68175
Attention: Investment Division

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First Colony Life Insurance Company
General Electric Capital Assurance Company
GE Life and Annuity Assurance Company
c/o GE Financial Assurance
Two Union Square
601 Union Street
Seattle, WA 98101-2336

     RE: LENNOX INTERNATIONAL INC.
         7.06% SENIOR PROMISSORY NOTES DUE 2005; 6.73% SENIOR PROMISSORY NOTES DUE 2008; 6.56% SENIOR NOTES DUE 2005; AND 6.75% SENIOR NOTES DUE 2008

Ladies and Gentlemen:

Reference is made to:

     (i) nine separate Note Purchase Agreements, dated as of December 1, 1993 (as amended, the "1993 NOTE AGREEMENTS"), between the Company and each of The Prudential Insurance Company of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of One or More Separate Accounts, Life Insurance Company of North America, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, First Colony Life Insurance Company, General Electric Capital Assurance Company (as a successor), and GE Life and Annuity Assurance Company (as a successor) (collectively, and together with their respective successors and assigns, the "1993 HOLDERS");

     (ii) the Note Purchase Agreement, dated as of July 6, 1995 (as amended, the "1995 NOTE AGREEMENT"), between the Company and Teachers Insurance and Annuity Association of America (together with its successors and assigns, the "1995 HOLDER");

     (iii) eight separate Note Purchase Agreements, dated as of April 3, 1998 (as amended, the "1998 NOTE AGREEMENTS"), between the Company and each of The Prudential Insurance Company of America, U.S. Private Placement Fund, Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of One or More Separate Accounts, CIGNA Property and Casualty Insurance Company, United of Omaha Life Insurance Company and Companion Life Insurance Company (collectively, and together with their respective successors and assigns, the "1998 HOLDERS");

     (iv) the letter agreement dated July 29, 1999 (the "1999 AMENDMENT AGREEMENT") among the Company and the Holders (as defined below) amending the Note Agreements (as defined below) to add the "Additional Covenants" set forth in Schedule A to the 1999 Amendment;

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     (v)   the Revolving Credit Facility Agreement dated as of July 29, 1999, as amended (the "1999 CREDIT AGREEMENT") entered into among the Company, the lenders listed in Schedule 2.01 thereto (the "1999 LENDERS"), The Chase
Manhattan Bank, as administrative agent, Wachovia Bank, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent; and

     (vi) the 364 Day Revolving Credit Facility Agreement dated as of January 25, 2000, as amended (the "2000 CREDIT AGREEMENT") entered into among the Company, the lenders listed in Schedule 2.01 thereto (the "2000 LENDERS"), The Chase Manhattan Bank, as administrative agent, Wachovia Bank, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

The 1993 Note Agreements, 1995 Note Agreement and 1998 Note Agreements, as amended, are collectively referred to herein as the "NOTE AGREEMENTS". The 1993 Holders, 1995 Holder and 1998 Holders are collectively referred to herein as the "HOLDERS". The senior notes issued and outstanding under each of the Note Agreements are collectively referred to herein as the "NOTES". Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Note Agreements (including Schedule A to the 1999 Amendment Agreement).

The Company has requested the Holders to enter into this letter agreement (this "2001 AMENDMENT AGREEMENT") to evidence amendment of the Note Agreements as set forth herein. Such amendment shall become effective as set forth in Section 3. The Company has furnished to the Holders evidence that the 1999 Lenders and the 2000 Lenders have agreed to the same covenants as stated in Sections 1 and 2 below in amendments to the 1999 Credit Agreement and 2000 Credit Agreement, respectively; provided this 2001 Amendment Agreement becomes effective as provided herein. Therefore, the Holders and the Company hereby agree as follows:

     1.    AMENDMENT TO ADDITIONAL COVENANTS. Subject to Section 3 hereof,
Section 3(b) of Schedule A to the 1999 Amendment Agreement is hereby amended to read in its entirety as follows:

     (b) CONSOLIDATED INDEBTEDNESS TO ADJUSTED EBITDA. As of the last day of each fiscal quarter during the periods described below, the Company shall not permit the ratio of Consolidated Indebtedness outstanding as of such day to the Adjusted EBITDA for the four (4) fiscal quarters then ended to exceed: (i) 3.00 to 1.00 at all times other than as described in the following clause (ii); or (ii) 3.25 to 1.00 for all fiscal quarters ending prior to September 30, 2001.

     2. AMENDMENT TO DEFINITIONS. Subject to Section 3 hereof, the definition of "Consolidated Net Income" in each of the Note Agreements is hereby amended to read in its entirety as follows:

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          "CONSOLIDATED NET INCOME" shall mean, for any period, the net income
     (or net loss) of the Company and its Restricted Subsidiaries for such period, determined in accordance with GAAP, excluding:

          (a) the proceeds of any life insurance policy;

          (b) any gain arising from (1) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of gains exceeds the aggregate amount of losses from the sale, abandonment or other disposition of assets (other than current assets and other than the losses excluded from Consolidated Net Income under clause (f) below),
     (2) any write-up of assets, or (3) the acquisition by the Company or any Restricted Subsidiary of its outstanding securities constituting Indebtedness;

          (c) any amount representing the interest of the Company or any Restricted Subsidiary in the undistributed earnings of any other Person;

          (d) any earnings of any other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary and any earnings, prior to the date of acquisition, of any other Person acquired in any other manner;

          (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person;

          (f) any non-recurring loss arising from the sale or other disposition of any asset in 2001 but only to the extent that the aggregate amount of such losses is less than $25,000,000; and

          (g) any non-recurring restructuring charges recorded in 2001 but only to the extent that the aggregate amount of such restructuring charges is less than $25,000,000.

     3. EFFECTIVENESS OF AMENDMENT AGREEMENT. This 2001 Amendment Agreement shall be effective when (i) holders of at least 66-2/3% in aggregate unpaid principal amount of all Notes under each of the 1993 Note Agreements, 1995 Note Agreement and 1998 Note Agreements at the time outstanding shall have executed a counterpart of this 2001 Amendment Agreement, and (ii) the Company shall have furnished to each of the Holders evidence of the satisfaction of clause (i).

     4. NO DEFAULT. The Company hereby represents and warrants that upon the effectiveness of this 2001 Amendment Agreement, no Default or Event of Default shall have occurred and be continuing.

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     5.    MISCELLANEOUS. Except as expressly amended by this 2001 Amendment
Agreement, the Note Agreements shall remain in full force and effect. This 2001 Amendment Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and permitted assigns. This 2001 Amendment Agreement may be signed in any number of counterparts, each of which shall constitute an original.

                            [signature pages follow]

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     If the foregoing correctly describes our understanding with respect to the subject matter of this Amendment Agreement, please execute this letter in the place indicated below.

                                       Very truly yours,

                                       LENNOX INTERNATIONAL INC.


                                       By:    /s/ CARL E. EDWARDS, JR.
                                              ------------------------
                                       Name:  Carl E. Edwards, Jr.
                                       Title: Executive Vice President


ACCEPTED AND AGREED:


THE PRUDENTIAL INSURANCE COMPANY
OF NORTH AMERICA


By:    /s/ RIC E. ABEL
       ---------------
Name:  Ric E. Abel
Title: Vice President


U.S. PRIVATE PLACEMENT FUND
By:    Prudential Private Placement Investors, L.P.,
       Investment Advisor
By:    Prudential Private Placement Investors, Inc.,
       its General Partner

       By:    /s/ RIC E. ABEL
              ---------------
       Name:  Ric E. Abel
       Title: Vice President

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TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By:    /s/ RICHARD J. TANNER
       ---------------------
Name:  Richard J. Tanner
Title: Associate Director


CIG & CO.


By:    /s/ STEVEN A. OSBORN
       --------------------
Name:  Steven A. Osborn
Title: Partner

                     [remainder of page intentionally blank]

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UNITED OF OMAHA LIFE INSURANCE COMPANY


By:    /s/ CURTIS R. CALDWELL
       ----------------------
Name:  Curtis R. Caldwell
Title: First Vice President



MUTUAL OF OMAHA INSURANCE COMPANY


By:    /s/ CURTIS R. CALDWELL
       ----------------------
Name:  Curtis R. Caldwell
Title: First Vice President



COMPANION LIFE INSURANCE COMPANY


By:    /s/ CURTIS R. CALDWELL
       ----------------------
Name:  Curtis R. Caldwell
Title: Authorized Signer



UNITED WORLD LIFE INSURANCE COMPANY


By:    /s/ CURTIS R. CALDWELL
       ----------------------
Name:  Curtis R. Caldwell
Title: Authorized Signer

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FIRST COLONY LIFE INSURANCE COMPANY


By:    /s/ MORIAN C. MOOERS
       --------------------
Name:  Morian C. Mooers
Title: Assistant Vice President and Investment Officer



GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY


By:    /s/ MORIAN C. MOOERS
       --------------------
Name:  Morian C. Mooers
Title: Investment Officer



GE LIFE AND ANNUITY ASSURANCE COMPANY


By:    /s/ MORIAN C. MOOERS
       --------------------
Name:  Morian C. Mooers
Title: Investment Officer




cc:    Companion Life Insurance Company
       Attention:  Financial Division
       401 Theodore Fremd Avenue
       Rye, NY 10580-1493

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